UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 13, 2010 (Date of earliest event reported)

The Student Loan Corporation (Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Washington Boulevard		06901
Stamford, Connecticut		(Zip Code)
(Address of principal executive offices)

(203) 975-6320
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Student Loan Corporation (the Company) held its 2010 Annual Meeting of Stockholders on May 13, 2010.  At this meeting the Company’s Stockholders approved the following proposals:

1.  Election of the following directors to serve on the Board of Directors of the Company until the 2013 annual meeting of stockholders:

	Number of Shares
	Votes in Favor	Votes Against	Abstain	Broker Non-Votes
Glenda B. Glover	18,976,614	573,991	847	293,071
Laurie A. Hesslein	18,070,393	1,480,162	897	293,071
Michael J. Reardon	17,886,747	1,663,883	822	293,071

2.  Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year:

Number of Shares
Votes in Favor	Votes Against	Abstain	Broker Non-Votes
19,312,951	530,672	900	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STUDENT LOAN CORPORATION

Date: June 25, 2010

By: /s/ Noelle D. Whitehead
Name: Noelle D. Whitehead
Title: Chief Accounting Officer